UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2014

MOBILE MINI, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12804	86-0748362
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7420 South Kyrene Road, Suite 101 Tempe, Arizona		85283
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (480) 894-6311

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 10, 2014, the Board of Directors of Mobile Mini, Inc. (the “Company”) adopted the Second Amended and Restated Bylaws of the Company (the “Second Amended and Restated Bylaws”), effective as of such date. The following is a description of the material amendments to the Company’s prior Amended and Restated Bylaws:

•	Section 4.7 was amended to bifurcate the advance notice provision into two categories: (a) advance notice for stockholder director nominees and (b) advance notice of all other stockholder business. Section 4.7 was also revised to expand the content requirements of a stockholder’s notice to the Company.

•	Section 4.8 was amended to provide for majority voting in uncontested elections of directors. In contested elections where the number of nominees exceeds the number of directors to be elected, the voting standard will continue to be a plurality of votes cast.

•	Section 4.11 was amended to provide that the Company is not required to include electronic mail addresses or other electronic contact information in the list of stockholders entitled to vote at a meeting and that the Company has the option to provide such stockholder list on a readily accessible electronic network.

•	Section 4.13(e) was amended to expand the list of restrictions that the chairman is allowed to impose during meetings of stockholders and to provide that no stockholder business shall be conducted at such a meeting except such business that was brought in accordance with the amended advance notice provisions in Section 4.7 and Section 5.3.

•	Section 5.3 was amended to provide the advance notice requirements for stockholder director nominees.

•	Section 12.7 was added to provide that the sole and exclusive forum for certain actions involving the Company will be the state and federal courts located in the Delaware, unless the Company consents in writing to the selection of an alternative forum.

The foregoing description of the amendments contained in the Second Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Second Amended and Restated Bylaws of Mobile Mini, Inc. (effective as of March 10, 2014)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 12, 2014

MOBILE MINI, INC.

By:	/s/ Christopher J. Miner
	Name:	Christopher J. Miner
	Title:	Senior Vice President and General Counsel